SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2006

INFONOW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19813	04-3083360
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1875 Lawrence Street, Suite 1100

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 293-0212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 1, 2006, the Board of Directors of the Company unanimously voted to cause the Company to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  On February 10, 2006, the Company filed a Form 15 with the Securities and Exchange Commission (the “Commission”) to effect the deregistration of its common stock.  The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the Commission.

On February 10, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS

(d)                                  Exhibits.

Exhibit No.	Description of Exhibit

99.1	InfoNow Press Release dated February 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, InfoNow has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INFONOW CORPORATION

Dated: February 10, 2006	By:	/s/ James Medina
James Medina
Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	InfoNow Press Release dated February 10, 2006.